UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report
     (Date of Earliest Event Reported):           Commission File Number:
              July 23, 2007                              0-17449


                               PROCYON CORPORATION
                               -------------------
             (Exact name of Registrant as specified in its charter)

             Colorado                                  59-3280822
             --------                                  ----------
     (State of incorporation)            (I.R.S. Employer Identification Number)

                                1300 S. HIGHLAND
                              CLEARWATER, FL 33756
                                 (727) 447-2998
                     (Address of principal executive offices
                              and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     On July 23, 2007, Procyon Corporation (the "Company") issued a press release announcing that the Company's wholly-owned subsidiary, Amerx HealthCare Corporation, recently received a Federal Supply Schedule number from the Government Services Administration. A copy of this press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

     (d) Exhibits.

         Exhibit No.       Description
         -----------       -----------

            99.1           Press release dated July 23, 2007.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2007                         Procyon Corporation

                                            By: /s/ Regina W. Anderson
                                            --------------------------
                                            Regina W. Anderson,
                                            Chief Executive Officer